                                                                   EXHIBIT 10.49

                                                                  EXECUTION COPY


                           EQUITY SUPPORT GUARANTEE

                         Dated as of December 23, 1998

                                     among


                             EDISON MISSION ENERGY


                              ABN AMRO BANK N.V.

                            as Administrative Agent


                           THE CHASE MANHATTAN BANK

                              as Collateral Agent


                                      and


                           THE CHASE MANHATTAN BANK

                              as Depositary Agent






                            EQUITY SUPPORT GUARANTEE
                            ------------------------

          EQUITY SUPPORT GUARANTEE (this "Equity Support Guarantee") dated as of
                                          -------------------------
December 23, 1998 among EDISON MISSION ENERGY, a corporation duly organized and validly existing under the laws of the State of California (the "Sponsor"); ABN
                                                                 -------
AMRO BANK N.V., as Administrative Agent under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Administrative
                                                              --------------
Agent"); THE CHASE MANHATTAN BANK, as Collateral Agent under the Intercreditor
------
Agreement (in such capacity, together with its successors in such capacity, the "Collateral Agent"); and THE CHASE MANHATTAN BANK, a New York State banking
 -----------------
institution, as Depositary Agent under the Depositary Agreement (in such capacity, together with its successors in such capacity, the "Depositary
                                                              ----------
Agent").
-----

          ECOELECTRICA, L.P., an exempted limited partnership duly formed and validly existing under the laws of Bermuda (the "Company"), the lenders and
                                                 -------
issuing banks under the Credit Agreement referred to below, the co-agents under the Credit Agreement referred to below and the Administrative Agent are parties to a Credit Agreement dated as of October 31, 1997 (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement"),
                                                   ----------------
providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders and issuing banks to the Company in an aggregate principal or face amount not exceeding the amount of Commitments of said lenders and issuing banks as the same may be adjusted from time to time. In addition, the Company may from time to time be obligated to certain of said lenders in respect of certain Permitted Interest Rate Protection Agreements.

          The Company, the Administrative Agent, the Collateral Agent, the Depositary Agent and certain other Secured Parties have entered into that certain Collateral Agency and Intercreditor Agreement (as amended, modified and supplemented and in effect from time to time, the "Intercreditor Agreement")
                                                   ------------------------
dated as of October 31, 1997. This is the Equity Support Guarantee referred to in the Intercreditor Agreement and the Depositary Agreement.

          ECOELECTRICA, LTD., a company limited by shares duly formed and validly existing under the laws of the Cayman Islands and ECOELECTRICA HOLDINGS, LTD., a company limited by shares duly formed and validly existing under the laws of the Cayman Islands (the "Subject Affiliate Partners") are each party to
                                 ---------------------------
an Equity Funding Agreement dated as of October 31, 1997 (the "Subject Equity
                                                               --------------
Funding Agreements") among the Company, such Subject Affiliate Partner, the
-------------------
Administrative Agent, the Collateral Agent and the Depositary Agent pursuant to which such Subject Affiliate Partner has agreed to make an Equity Funding Payment to the Company.

          To induce the Lenders (including, without limitation, the Sponsor Construction Lenders) and the Issuing Banks to enter into the Credit Agreement and to extend credit thereunder and to induce certain of the Lenders to extend credit to the Company as contemplated by the Permitted Interest Rate Protection Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            EQUITY SUPPORT GUARANTEE
                            ------------------------

          Section 1. Definitions. Terms defined in Appendix A to the
                     -----------
Intercreditor Agreement are used herein (including in the preamble and recitals of this Equity Support Agreement) as defined therein (and the principles of interpretation set forth in Appendix A to the Intercreditor Agreement shall apply to such definitions). Unless the context otherwise requires, any reference in this Equity Support Guarantee to any agreement shall mean such agreement and all schedules, exhibits and attachments thereto as amended, supplemented or modified. Unless otherwise stated, any reference in this Equity Support Guarantee to any Person shall include its permitted successors and assigns and, in the case of any Government Authority, any Person succeeding to its functions and capacities. In addition, the following terms shall have the following meaning:

          "Applicable Equity Percentage" shall mean fifty per cent (50%).

          As used in the Credit Agreement as the same relates to this Equity Support Guarantee and the Depositary Agreement as the same relates to this Equity Support Guarantee, the term "ESG Replacement Event" shall mean:
                                    ---------------------

          (a) Any representation or warranty made or deemed made by the Sponsor (or any of its officers) herein or under or in connection with any other Project Document to which the Sponsor is a party shall prove to have been false or misleading in any material respect as of the time made or deemed made, confirmed or furnished and shall have (or the facts or circumstances underlying such false or misleading representation or warranty shall have) resulted in a Material Adverse Effect on the Company, any Partner or the Sponsor; or

          (b) The Sponsor shall default in the performance of any of its obligations under any of Section 2.01 of this Equity Support Guarantee; or the Sponsor shall default in the performance of any of its other obligations in this Equity Support Guarantee or any other Recourse Document to which it is a party and such default shall continue unremedied for a period of 30 days after the occurrence of such default; or

          (c) A Bankruptcy Event shall occur and be continuing with respect to the Sponsor; or

          (d) The Sponsor shall fail to have outstanding long-term unsecured indebtedness rated BBB+ or better by S&P and Baal or better by Moody's (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if neither such corporation is in the business of rating such long-term unsecured indebtedness; or




                            EQUITY SUPPORT GUARANTEE
                            ------------------------

          (e) The Sponsor shall default in the payment when due of any principal of or interest on any of its Indebtedness which is outstanding in a principal amount of at least $50,000,000 in the aggregate (other than its Indebtedness hereunder); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof.

          Section 2. The Guarantee.
                     -------------

          2.01 The Guarantee. The Sponsor hereby guarantees to each Sponsor
               -------------
Construction Lender, each Issuing Bank with respect to Sponsor Construction Letters of Credit, the Administrative Agent, the Collateral Agent and the Depositary Agent and their respective successors and assigns the prompt payment in full when due by each Subject Affiliate Partner of the Equity Funding Payment payable by such Subject Affiliate Partner to the Depositary Agent on behalf of the Company under the terms and conditions of the relevant Subject Equity Funding Agreement as and when the same shall become due and payable in accordance with the terms and conditions of such Equity Funding Agreement (such obligations being herein called the "Guaranteed Obligations"), subject to the
                                     ----------------------
last sentence of this paragraph. The Sponsor hereby further agrees that if either Subject Affiliate Partner shall fail to pay in full when due any Guaranteed Obligation, (i) the Sponsor will promptly pay the same within five Business Days following the Sponsor's receipt of written notice of demand for payment therefor from the Administrative Agent or the Depositary Agent, furnished in accordance with the terms of the Depositary Agreement, and (ii) in the case of any extension of time of payment or renewal of any Guaranteed Obligation, the same will be promptly paid in full when due in accordance with the terms of such extension or renewal within five Business Days following the Sponsor's receipt of written notice of demand for payment therefor from the Administrative Agent or the Depositary Agent, furnished in accordance with the terms of the Depositary Agreement, in each case subject to the last sentence of this paragraph. Anything in the foregoing to the contrary notwithstanding, in no event shall the obligation of the Sponsor under this Section 2 with respect to any Guaranteed Obligation arising in respect of any Equity Funding Payment exceed an amount equal to the product of (a) the Applicable Equity Percentage times (b) the amount of such Equity Funding Payment (together with accrued
-----
interest and fees thereon).

          Any such payments pursuant to this Section 2.01 shall be made to the Depositary Agent in immediately available funds in accordance with Payment Instructions for account number C23922B (the Equity Sub-Account) at The Chase Manhattan Bank, 450 West 33rd

                            EQUITY SUPPORT GUARANTEE
                            ------------------------

Street, 15th Floor, New York, New York 10001, pending transfer in accordance with the Depositary Agreement.

          2.02 Obligations Unconditional, Waiver of Defenses. The obligation of
               ---------------------------------------------
the Sponsor under Section 2.01 hereof is irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Equity Funding Agreements, the other Equity Support Arrangements, the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any Guaranteed Obligation or any Secured Obligation, and, to the fullest extent permitted by applicable Government Rule, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligation of the Sponsor hereunder shall be absolute and unconditional under any and all circumstances. To the fullest extent permitted by applicable Government Rule, the obligation of the Sponsor under Section 2.01 hereof shall not be subject to any abatement, reduction, limitation, impairment, termination, setoff, defense, counterclaim or recoupment whatsoever or any right to any thereof, and shall not be released or discharged. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by applicable Government Rule, the occurrence of any one or more of the following (without notice to the Sponsor) shall not alter or impair the liability of the Sponsor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, the time for any performance of or compliance with any Guaranteed Obligation or any Secured Obligation shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Equity Funding Agreements, the other Equity Support Arrangements, the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (c) the maturity of any Guaranteed Obligation or any Secured Obligation shall be accelerated, or any Guaranteed Obligation or any Secured Obligation shall be modified, supplemented or amended in any respect, or any right under any of the Equity Funding Agreements, the other Equity Support Arrangements, the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any Guaranteed Obligation or any Secured Obligation or any

                            EQUITY SUPPORT GUARANTEE
                            ------------------------
               security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (d) any lien or security interest granted to, or in favor of, the Collateral Agent, the Depositary Agent or any other Secured Party as security for any Guaranteed Obligation or any Secured Obligation shall fail to be perfected;

          (e) the bankruptcy or insolvency of the Company, the Sponsor, any Partner or any other Recourse Party or any reorganization, arrangement, compromise, composition or plan affecting the Company, the Sponsor, any Partner or any other Recourse Party shall occur; or

          (f) this Equity Support Guarantee or any other Project Document referred to herein or therein shall be rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being a concession that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

To the fullest extent permitted by applicable Government Rule, the Sponsor hereby expressly waives, except as specifically provided in Section 2.01 hereof, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to any Sponsor Construction Letter of Credit exhaust any right, power or remedy or proceed against either Subject Affiliate Partner under the relevant Subject Equity Funding Agreement or any Recourse Party or the Company or any other Person under the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any Guaranteed Obligation or any Secured Obligation.

          2.03 Reinstatement. The obligation of the Sponsor under this Section 2
               -------------
shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of the Sponsor in respect of any Guaranteed Obligation is rescinded or must be otherwise restored by the Administrative Agent, the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to any Sponsor Construction Letter of Credit or the Company, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise, and the Sponsor shall indemnify the Administrative Agent, the Collateral Agent, the Depositary Agent, each Sponsor Construction Lender and each Issuing Bank with respect to Sponsor Construction Letters of Credit on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Administrative Agent, the Collateral Agent, the Depositary

                            EQUITY SUPPORT GUARANTEE
                            ------------------------

Agent or such Sponsor Construction Lender and such Issuing Bank with respect to Sponsor Construction Letters of Credit in connection with such rescission or restoration.

          2.04 Subrogation. Until the satisfaction and payment in full of each
               -----------
Guaranteed Obligation, the Sponsor shall not exercise, and hereby irrevocably waives, to the fullest extent permitted by applicable Government Rule, any claim, right or remedy that it may now have or may hereafter acquire against either Subject Affiliate Partner or the Company arising under or in connection with this Equity Support Guarantee, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by Government Rule or otherwise in any claim, right or remedy of the Administrative Agent, the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to any Sponsor Construction Letter of Credit against the Company or either Subject Affiliate Partner or any other Person or any Collateral which the Administrative Agent, the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to any Sponsor Construction Letter of Credit may now have or may hereafter acquire. If, notwithstanding the preceding sentence, any amount shall be paid to the Sponsor at any time when any Guaranteed Obligation shall not have been paid in full, such amount shall be held by the Sponsor in trust for the Depositary Agent, segregated from other funds of the Sponsor and be turned over to the Depositary Agent (duly endorsed by the Sponsor to the Depositary Agent, if required), to be applied against such Guaranteed Obligation, whether matured or unmatured, in accordance with the Depositary Agreement.

          2.05 Remedies. The Sponsor agrees that, as between the Sponsor, the
               --------
Administrative Agent, the Collateral Agent, the Depositary Agent, each Sponsor Construction Lender and each Issuing Bank with respect to any Sponsor Construction Letter of Credit the obligations of each Subject Affiliate Partner under its Subject Equity Funding Agreement may become, or may be declared to be, forthwith due and payable as provided in its Subject Equity Funding Agreement for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against such Subject Affiliate Partner and that, in the event of such declaration (or such obligations becoming automatically due and payable), such obligations (whether or not due and payable by the Subject Affiliate Partner) shall forthwith become due and payable by such Subject Affiliate Partner for purposes of said Section 2.01. The Sponsor further agrees that, in accordance with the Depositary Agreement, upon the occurrence of an ESG Replacement Event amounts payable under this Equity Support Guarantee may, notwithstanding that the obligations of any Subject Affiliate Partner are not then due and payable, become payable in the amounts and at the times set forth in the Depositary Agreement.

          2.06 Continuing Guarantee. The guarantee in this Section 2 is a
               --------------------
continuing guarantee and shall apply to any Guaranteed Obligation whenever arising.

                            EQUITY SUPPORT GUARANTEE
                            ------------------------

          2.07 Pro Tanto Discharge. Any payment made directly to the Depositary
               -------------------
Agent under this Equity Support Guarantee shall be deemed to be payment of the Guaranteed Obligation of the relevant Subject Affiliate Partner and shall satisfy the obligation of such Subject Affiliate Partner to the Company and the Depositary Agent under the relevant Subject Equity Funding Agreement pro tanto
                                                                     --- -----
(subject to Section 2.03 hereof).

          Section 3. Representations and Warranties. The Sponsor represents and
                     ------------------------------
warrants to the Sponsor Construction Lenders, the Issuing Banks with respect to Sponsor Construction Letters of Credit, the Administrative Agent, the Collateral Agent and the Depositary Agent that:

          3.01 Corporate Existence. The Sponsor is a corporation duly organized,
               -------------------
validly existing and in good standing under the laws of the State of California and is duly qualified to do business and is in good standing in its jurisdiction of incorporation and all other places where necessary in light of the business it conducts and the Property it owns and intends to conduct and own and in light of the transactions contemplated by this Equity Support Guarantee and each other Project Document to which it is a party.

          3.02 Financial Condition. The audited balance sheet of the Sponsor as
               -------------------
at December 31, 1997 and the related statements of income, shareholders' equity and cash flows for the fiscal year of the Sponsor ended on such date, and the unaudited balance sheet of the Sponsor as at September 30, 1998 and the related statements of income, shareholders' equity and cash flows of the Sponsor for the 9-month period ended on such date, heretofore furnished to each of the Secured Parties, are complete and correct and fairly present the financial condition of the Sponsor as at said dates and the results of its operations for the fiscal year and 9-month period ended on said dates (subject, in the case of such unaudited financial statements as at March 31, 1998, June 30, 1998 and September 30, 1998, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Since September 30, 1998 there has been no material adverse change in the financial condition, operations, business or prospects of the Sponsor from that set forth in said financial statements as at said date.

          3.03 Litigation. Except as disclosed in Sponsor's Form 10-K for the
               ----------
year ended December 31, 1997 or Sponsor's Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, as filed with the U.S. Securities and Exchange Commission, which were delivered to each of the Administrative Agent, the Collateral Agent, each Sponsor Construction Lender and each Issuing Bank with respect to Sponsor Construction Letters of Credit prior to the date hereof, there is no action, suit or proceeding at law or in equity or by or before any Government Authority, arbitral tribunal or other body now pending or, to the best knowledge of the Sponsor, threatened against or affecting the Sponsor or any of its Property,

                            EQUITY SUPPORT GUARANTEE
                            ------------------------
which has had or could reasonably be expected to have a Material Adverse Effect on the Sponsor.

          3.04 No Breach. The execution, delivery and performance by the Sponsor
               ---------
of this Equity Support Guarantee and each other Project Document to which it is or is intended to be a party and the consummation of the transactions contemplated hereby and thereby do not and will not: (a) require any consent or approval of the board of directors or any shareholder of the Sponsor or any other Person that has not been duly obtained and each such consent or approval that has been obtained is in full force and effect, (b) violate any provision of the certificate of incorporation or the by-laws of the Sponsor or any Government Rule or Government Approval applicable to the Sponsor, (c) conflict with, result in a breach of or constitute a default under any provision of the certificate of incorporation, by-laws or any resolution of the board of directors of the Sponsor or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Sponsor is a party or by which it or its Properties may be bound or (d) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by the Sponsor, which, in any of the circumstances described in the foregoing clauses (a) through (d), could reasonably be expected to have a Material Adverse Effect on the Company or the Sponsor. The Sponsor is not in violation of any Government Rule or Government Approval which violation could reasonably be expected to have a Material Adverse Effect on the Company or the Sponsor.

          3.05 Action. The Sponsor has the full corporate power, authority and
               ------
legal right to execute, deliver and perform its obligations under this Equity Support Guarantee and any other Project Document to which it is or is intended to be a party. The execution, delivery and performance by the Sponsor of this Equity Support Guarantee and any other Project Document to which it is or is intended to be a party, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action on the part of the Sponsor. This Equity Support Guarantee and any other Project Document to which the Sponsor is or is intended to be a party has been duly executed and delivered by the Sponsor, has not been amended or otherwise modified, except as permitted pursuant to Section 8.23 of the Credit Agreement, is in full force and effect and is the legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity).

          3.06 Approvals. No Government Approval by, and no filing with, any
               ---------
Government Authority is required for the execution, delivery or performance by the Sponsor of this Equity Support Guarantee or any other Project Document to which it is or is intended to be a party or for the validity or enforceability hereof or thereof, or for the exercise by the

                            EQUITY SUPPORT GUARANTEE
                            ------------------------

Administrative Agent, the Depositary Agent, the Collateral Agent or any other Secured Party of their respective rights and remedies hereunder.

          3.07 Taxes. The Sponsor has filed or caused to be filed all tax
               -----
returns that are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against the Sponsor or any of its Property and all other Taxes, imposed on the Sponsor by any Government Authority (other than Taxes the payment of which are not yet due or which are being Contested), and no tax Liens (other than Permitted Liens) have been filed and no claims are being asserted with respect to such Taxes.

          3.08 Regulatory Status. The Sponsor is not an "investment company"
               -----------------
within the meaning of the Investment Company Act of 1940, as amended.

          Section 4. Covenants. The Sponsor agrees that, until the payment and
                     ---------
satisfaction in full of each Guaranteed Obligation:

          4.01 Financial Statements. The Sponsor shall deliver to the
               --------------------
Administrative Agent and the Collateral Agent to the extent not otherwise delivered pursuant to the Financing Documents:

          (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of the Sponsor, unaudited financial statements of the Sponsor for such period and for the period from the beginning of the respective fiscal year to the end of such period in the form that the Sponsor releases to the public;

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Sponsor, audited financial statements of the Sponsor for such year in the form that the Sponsor releases to the public;

          (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Sponsor shall have filed with the Securities and Exchange Commission or any national securities exchange;

          (d) promptly upon the mailing thereof to the shareholders of the Sponsor generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) promptly after the Sponsor knows or has reason to believe that any ESG Replacement Event has occurred, a notice of such ESG Replacement Event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Sponsor has taken or proposes to take with respect thereto; and




                            EQUITY SUPPORT GUARANTEE
                            ------------------------

          (f) from time to time such other information regarding the financial condition, operations, business or prospects of the Sponsor as the Administrative Agent (or any Sponsor Construction Lender or Issuing Bank with respect to Sponsor Construction Letters of Credit through the Administrative Agent) may reasonably request.

          4.02   Litigation. The Sponsor shall promptly upon obtaining knowledge
                 ----------
of (a) any action, suit or proceeding at law or in equity by or before any Government Authority, arbitral tribunal or other body pending or threatened against the Sponsor which could reasonably be expected to result in a Material Adverse Effect on the Sponsor or (b) any other circumstance, act or condition (including, without limitation, the adoption, amendment or repeal of any Government Rule applicable to the Sponsor or the Impairment of any Government Approval relating to the Sponsor or notice (whether formal or informal, written or oral) of the failure to comply with the terms and conditions of any such Government Approval) which could reasonably be expected to result in a Material Adverse Effect on the Sponsor, furnish to the Administrative Agent and the Collateral Agent a notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Sponsor has taken and proposes to take with respect thereto.

          4.03   Corporate Existence, Etc. The Sponsor shall preserve and
                 ------------------------
maintain (a) its corporate existence and (b) all of its licenses, rights, privileges and franchises necessary or desirable for (i) the maintenance of its existence and (ii) the fulfillment of its material obligations and the exercise of all its material rights under this Equity Support Guarantee and each other Project Document to which it is or is intended to be a party; provided, however,
                                                              --------  -------
that this Section 4.03 shall not apply to or be breached by any merger or consolidation of Sponsor with or into any other Person if (a) Sponsor is the survivor or (b) the surviving Person, if not Sponsor, is organized under the laws of the United States or a state thereof and assumes all obligations of Sponsor under this Equity Support Guarantee (provided in each case that immediately after giving effect to such proposed transaction, no ESG Replacement Event or event which, with giving of notice or lapse of time or both, would constitute an ESG Replacement Event, would exist or result).

          4.04   Compliance with Government Rules, Etc. The Sponsor shall comply
                 -------------------------------------
with all applicable Government Rules and shall from time to time obtain and renew, and shall comply with, all Government Approvals as shall now or hereafter be necessary under applicable Government Rules in connection with this Equity Support Guarantee and each other Project Document to which the Sponsor is or is intended to be a party and the transactions contemplated hereby or thereby (except any thereof the non-compliance with which could not reasonably be expected to result in a Material Adverse Effect on the Sponsor) and shall promptly furnish certified copies of each such Government Approval to the Administrative Agent and the Collateral Agent (together with the application for and the and associated correspondence


                           EQUITY SUPPORT GUARANTEE
                           ------------------------
regarding such Government Approvals, if requested by the Administrative Agent) to the extent not theretofore furnished in accordance with the terms of the Credit Agreement.

          4.05   Taxes. The Sponsor shall pay and discharge, or effectively
                 -----
provide for, all Taxes now or hereafter imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto (provided that the Sponsor shall have the right to Contest the validity
         --------
or amount of any such Tax, in which event, the Sponsor shall promptly pay any valid, final judgment enforcing any such Tax and cause the same to be satisfied of record) unless such failure to pay could not, either individually or together with all other failures by the Sponsor to pay, reasonably be expected to result in a Material Adverse Effect on the Sponsor.

          4.07   Maintenance of Properties. The Sponsor shall (a) maintain and
                 -------------------------
preserve all of its material Properties necessary or useful in the proper conduct its business in good working order and condition, ordinary wear and tear excepted and (b) keep insured by financially sound and reputable insurers all Property of a character usually insured by entities engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such entities and carry such other insurance as is usually carried by such entities.

          Section 5.  Miscellaneous.
                      -------------

          5.01   No Waiver. No failure on the part of the Administrative Agent,
                 ---------
the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to Sponsor Construction Letters of Credit or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Collateral Agent, the Depositary Agent, any Sponsor Construction Lender or any Issuing Bank with respect to Sponsor Construction Letters of Credit or the Company of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          5.02   Notices. All notices, requests and other communications
                 -------
provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Equity Support Guarantee) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Equity Support Guarantee, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.


                           EQUITY SUPPORT GUARANTEE
                           ------------------------

          5.03   Expenses. The Sponsor agrees to pay to the Administrative
                 --------
Agent, the Collateral Agent and the Depositary Agent all reasonable out-of-pocket expenses actually incurred (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Equity Support Guarantee, and for the defending or asserting of rights and claims of the Administrative Agent, the Collateral Agent or the Depositary Agent in respect thereof, by litigation or otherwise.

          5.04   Waivers, Etc. This Equity Support Guarantee may be amended or
                 ------------
modified only by an instrument in writing signed by the Sponsor and the Administrative Agent acting with the consent of the Majority Sponsor Construction Lenders or the Majority Lenders as provided in Section 10.09 of the Credit Agreement and Section 23 of the Intercreditor Agreement, and any provision of this Equity Support Guarantee may be waived by the Administrative Agent acting with consent of the Majority Sponsor Construction Lenders and the Majority Lenders as provided in Section 10.09 of the Credit Agreement and
Section 23 of the Intercreditor Agreement; provided that (a) no amendment, modification or waiver shall, unless by an instrument in writing signed by all of the Sponsor Construction Lenders and all of the Issuing banks with respect to Sponsor Construction Letters of Credit or by the Administrative Agent acting with the consent of all of the Lenders, alter the terms of this Section 5.04 and
(b) no amendment, modification or waiver shall, unless by an instrument in writing signed by the Collateral Agent and the Depositary Agent, affect the rights or obligations of the Collateral Agent or the Depositary Agent. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

          5.05   Successors and Assigns. This Equity Support Guarantee shall be
                 ----------------------
binding upon and inure to the benefit of the respective successors and assigns of each of the Sponsor, the Administrative Agent, the Depositary Agent, the Collateral Agent, each Sponsor Construction Letter and each Issuing Bank with respect to Sponsor Construction Letters of Credit and any holder of any Guaranteed Obligation (provided, however, that the Sponsor shall not assign or transfer its rights hereunder (other than pursuant to a merger or consolidation of the Sponsor with or into any other Person if (a) the Sponsor is the survivor or (b) the surviving Person, if not Sponsor, is organized under the laws of the United States or a state thereof and assumes all obligations of the Sponsor under the Equity Support Agreement (provided in each case that immediately after giving effect to such proposed transaction, no ESG Replacement Event or event which, with the giving of notice or lapse of time or both, would constitute an ESG Replacement Event, would exist or result) without the prior written consent of the Administrative Agent (acting with the consent of the Majority Lenders and Majority Sponsor Construction Lenders).

          5.06   Counterparts; Integration; Effectiveness. This Equity Support
                 ----------------------------------------
Guarantee may be executed in any number of counterparts, all of which when taken together shall constitute


                           EQUITY SUPPORT GUARANTEE
                           ------------------------
one and the same instrument and any of the parties hereto may execute this Equity Support Guarantee by signing any such counterpart. This Equity Support Guarantee, the other Equity Documents and the other Recourse Documents to which the Sponsor is a party constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Equity Support Guarantee shall become effective at such time as the Administrative Agent shall have received counterparts hereof signed by all of the intended parties hereto.

          5.07   Severability. If any provision hereof is invalid or
                 ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable Government Rule, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.08   The Administrative Agent, the Collateral Agent and the
                 ------------------------------------------------------
Depositary Agent. As provided in Section 10 of the Credit Agreement, each Lender
----------------
and each Issuing Bank has appointed ABN AMRO BANK N.V. as its Administrative Agent for purposes of this Equity Support Guarantee and as provided in the Intercreditor Agreement and the Depositary Agreement, the Secured Parties have appointed (or have approved of the appointment of) the Collateral Agent and the Depositary Agent for the purposes of this Equity Support Guarantee.

          5.09   Headings. Headings appearing herein are used solely for
                 --------
convenience of reference and are not intended to affect the interpretation of any provision of this Equity Support Guarantee.

          5.10   SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY THE SPONSOR OR ANY
                 -------------------
OTHER PERSON AGAINST THE COLLATERAL AGENT, THE DEPOSITARY AGENT, THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS EQUITY SUPPORT GUARANTEE OR ANY OTHER PROJECT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND THE SPONSOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.


                           EQUITY SUPPORT GUARANTEE
                           ------------------------

          5.11  SUBMISSION TO JURISDICTION. THE SPONSOR HEREBY SUBMITS TO THE
                --------------------------
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS EQUITY SUPPORT GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE SPONSOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          5.12  NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES
                ----------------------------
HERETO ARE SOLELY FOR THE BENEFIT OF THE SPONSOR, THE COMPANY, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE DEPOSITARY AGENT, THE SPONSOR CONSTRUCTION LENDERS AND THE ISSUING BANKS WITH RESPECT TO SPONSOR CONSTRUCTION LETTERS OF CREDIT, AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE SPONSOR CONSTRUCTION LENDERS AND THE ISSUING BANKS WITH RESPECT TO SPONSOR CONSTRUCTION LETTERS OF CREDIT AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

          5.13  GOVERNING LAW. THIS EQUITY SUPPORT GUARANTEE SHALL BE GOVERNED
                -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          5.14  WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY
                --------------------
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS EQUITY SUPPORT GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK




                           EQUITY SUPPORT GUARANTEE
                           ------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Equity Support Guarantee to be duly executed and delivered as of the day and year first above written.


                                        EDISON MISSION ENERGY


                                        By /s/ Michael P. Childers
                                          -------------------------------
                                          Michael P. Childers
                                          Vice President

                                        Address for Notices:

                                        Edison Mission Energy
                                        18101 Von Karman Avenue
                                        Irvine, California 92612-1046

                                        Telecopier No.: 949-833-9274
                                        Telephone No.:  949-798-7852

                                        Attention:  Michael P. Childers
                                                    Vice President

                                        With copies to:

                                        Edison Mission Energy
                                        18101 Von Karman Avenue
                                        Irvine, California 92612-1046

                                        Telecopier No.: 949-752-1420
                                        Telephone No.:  949-798-7887

                                        Attention: Reggie Rice, Esq.










                           EQUITY SUPPORT GUARANTEE
                           ------------------------

                                        ABN AMRO BANK N.V.
                                         as Administrative Agent


                                        By /s/ William R. Hale
                                           -----------------------------------
                                           Name:   William R. Hale
                                           Title:  Senior Vice President

                                        By /s/ Miguel A. Pachicano
                                           -----------------------------------
                                           Name:   Miguel A. Pachicano
                                           Title:  Vice President

                                        Address for Notices:

                                        ABN AMRO Bank N.V.
                                             New York Branch
                                        1325 Avenue of the Americas
                                        New York, New York 10019

                                        Telecopier No.: 212-3l4-1712
                                        Telephone No.:  212-314-1276

                                        Attention: Syndications & Placements;
                                                      Administrative Services

                                        With copies to:

                                        ABN AMRO Bank N.V.
                                        135 South LaSalle Street
                                        Suite 2805
                                        Chicago, Illinois 60603

                                        Telecopier No.: 312-904-8840
                                        Telephone No.:  312-904-8835

                                        Attention: Credit Administration
                                                      Department

                                        and

                                        ABN AMRO North America, Inc.
                                        135 South LaSalle Street
                                        Suite 711
                                        Chicago, Illinois 60603
                                        Telecopier No.: 312-904-6387
                                        Telephone No.:  312-904-6165
                                        Attention: Project Finance


                           EQUITY SUPPORT GUARANTEE
                           ------------------------

                               THE CHASE MANHATTAN BANK,
                                    as Collateral Agent

                                   By /s/ David G. Safer
                                   ----------------------
                                   Name:  DAVID G. SAFER
                                   Title: VICE PRESIDENT

                               Address for Notices:

                               The Chase Manhattan Bank
                               450 West 33rd Street
                               15th Floor
                               New York, New York 10001

                               Attention:  International
                                           Corporate Trust

                               Telephone:  212-946-3013
                               Telecopy:   212-946-8177/8

                               With copies to:

                               The Chase Manhattan Bank
                               Hato Rey Headquarters
                               254 Munoz Rivera Avenue
                               San Juan, Puerto Rico 00936

                               Attention:

                               Telephone:  787-753-3400
                               Telecopy:   787-753-3218





                            EQUITY SUPPORT GUARANTEE
                            ------------------------